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                                 August 21, 1996



Lexington Precision Corporation
767 Third Avenue
New York, New York 10017

                      Re: AMENDMENT TO FINANCING AGREEMENTS
                          ---------------------------------
Gentlemen:

         Reference is made to certain financing agreements dated
January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

         In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below (capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements):

         1. ADDITIONAL TERM LOAN. Contemporaneously herewith, in order to evidence the balance of the outstanding Obligations owed by LPC pursuant to the Second Amended and Restated Promissory Note, dated January 31, 1995, made payable by LPC in favor of Congress, in the original principal amount of $6,683,000, and in order to evidence an additional one-time advance to LPC, which is deemed to be made upon the effective date hereof, in the principal amount of $1,000,000, LPC is executing and delivering to Congress a Third Amended and Restated Promissory Note in the original principal amount of $5,236,304 (as the same now exists or may hereafter be amended, supplemented, renewed, extended, restated or replaced, the "LPC Third Restated Note"). The Obligations evidenced by the LPC Third Restated Note shall be payable, including interest and other amounts, as provided therein and, to the extent not inconsistent with the terms of the LPC Third Restated Note, as provided in the other Financing Agreements, and shall be secured by all Collateral.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the


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execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

                  (b) This Amendment has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

         3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following conditions precedent:

                  (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment, together with the following, each of which shall be in form and substance satisfactory to
Congress:

                           (i) the LPC Third Restated Note; and

                           (ii) the Amendment between LCI and Congress with
respect to the LCI Financing Agreements and the documents and instruments required thereunder and the satisfaction of all conditions precedent to the effectiveness thereof.

                  (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects.

                  (c) No Event of Default shall exist or have occurred and be continuing, and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

         4. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         5. FURTHER ASSURANCES. LPC shall execute and deliver such

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additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                                  Very truly yours,

                                                  CONGRESS FINANCIAL CORPORATION

                                                  By:    Frank S. Chiovari
                                                        ------------------------
                                                  Title: Vice President
                                                        ------------------------

AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION


By:    Warren Delano
      -------------------------
Title: President
      -------------------------
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                                     CONSENT


         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION to CONGRESS FINANCIAL CORPORATION, including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                                LEXINGTON COMPONENTS, INC.

                                                By:    Warren Delano
                                                       -------------------------
                                                Title: President
                                                       -------------------------
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